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                                                                    Exhibit 5(a)

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MULTIOPTION ADVANTAGE
INDIVIDUAL VARIABLE ANNUITY APPLICATION

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MINNESOTA LIFE INSURANCE COMPANY - A Securian Company        Fax 651-665-7942
Securian Annuity Services . A1-9999                          1-800-362-3141        [LOGO OF MINNESOTA LIFE]
400 Robert Street North . St Paul, Minnesota 55101-2098      www.securian.com
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                     1. PLAN TYPE
                     [ ] Traditional IRA - Tax year ___________      [ ] Non-Qualified
                     [ ] Roth IRA - Tax year __________________      [ ] Under the ___________ (state) UTMA/UGMA
                     [ ] SEP IRA - Tax year ___________________
                     [ ] Inherited IRA - Relationship _____________________________________

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                     2. OWNER
For UTMA/UGMA        Individual name (first, middle initial, last, suffix), trust title, or entity
enter custodian's    ______________________________________________________     [ ] Male  [ ] Female [ ] Entity
information here.
                     Date of birth or date of trust  Tax I.D. (SSN or TIN)
For TRUSTS:          ______________________________  ______________________     US citizen:   [ ] Yes  [ ] No
Only provide the     Physical address (no P.O. Boxes)
title of the trust.  __________________________________________________________________________________________
Do not include       City                                                       State       Zip code
the name of the      ___________________________________________________        ________    ___________________
trustee.             Mailing Address (if different than physical address) City        State     Zip code
                     ____________________________________________________ __________  ________  _______________
                     Email address                                              Telephone number
                     _________________________________________________________  _______________________________


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                     3. JOINT OWNER (IF APPLICABLE)

                     Individual name (first, middle initial, last, suffix)
                     ______________________________________________________     [ ] Male      [ ] Female

                     Date of birth   Tax I.D. (SSN)   Relationship to owner
                     _____________   ______________   _____________________     US citizen:   [ ] Yes  [ ] No

                     Physical address (no P.O. Boxes)
                     __________________________________________________________________________________________
                     City                                                       State       Zip code
                     ___________________________________________________        ________    ___________________
                     Mailing Address (if different than physical address) City        State     Zip code
                     ____________________________________________________ __________  ________  _______________
                     Email address                                              Telephone number
                     _________________________________________________________  _______________________________


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Complete only if     4. ANNUITANT
the individual
annuitant is not     Individual name (first, middle initial, last, suffix)
the same as          ______________________________________________________     [ ] Male  [ ] Female
owner.
                     Date of birth   Tax I.D. (SSN)   Relationship to owner
For UTMA/UGMA,       _____________   ______________   _____________________     US citizen:   [ ] Yes  [ ] No
enter minor's
information here.    Physical address (no P.O. Boxes)
                     __________________________________________________________________________________________
                     City                                                       State       Zip code
                     ___________________________________________________  _     ________    ___________________
                     Mailing Address (if different than physical address) City        State     Zip code
                     ____________________________________________________ __________  ________  _______________
                     Email address                                              Telephone number
                     _________________________________________________________  _______________________________

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                     5. JOINT ANNUITANT (IF APPLICABLE)
Complete only if
the joint            Individual name (first, middle initial, last, suffix)
annuitant is not     ______________________________________________________     [ ] Male  [ ] Female
the same as the
joint owner.         Date of birth   Tax I.D. (SSN)   Relationship to owner
                     _____________   ______________   _____________________     US citizen:   [ ] Yes  [ ] No
If IRA and
selecting a Joint    Physical address (no P.O. Boxes)
Living Benefit       __________________________________________________________________________________________
Rider, do not list   City                                                       State       Zip code
Joint Annuitant.     ___________________________________________________        ________    ___________________
Instead, list        Mailing Address (if different than physical address) City        State     Zip code
spouse as sole       ____________________________________________________ __________  ________  _______________
beneficiary.         Email address                                              Telephone number
                     _________________________________________________________  _______________________________


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                     6. BENEFICIARY(IES) **UNLESS OTHERWISE INDICATED, ALL DESIGNATED BENEFICIARIES WILL BE
                        CONSIDERED PRIMARY BENEFICIARIES WITH EQUAL SHARES.**
Primary
beneficiary          Name
designations         ______________________________________________________     [ ] Male  [ ] Female [ ] Entity
must total 100%.
                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
Contingent           _____________________________________        _____________________________________________
beneficiary
designations         Relationship to owner                        Type of beneficiary             Percentage
must total 100%.     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

For TRUSTS: Only     Address                                      City               State        Zip code
provide the title    _____________________________________        ________________   __________   _____________
of the trust. Do
not include the      Email address                                Telephone number
name of the          _____________________________________        _____________________________________________
trustee,


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                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


                     Name
                     ______________________________________________________     [ ] Male  [ ] Female [ ] Entity

                     Date of birth or date of trust               Tax I.D. (SSN or TIN)
                     _____________________________________        _____________________________________________

                     Relationship to owner                        Type of beneficiary             Percentage
                     _____________________________________        [ ] Primary   [ ] Contingent    ____________%

                     Address                                      City               State        Zip code
                     _____________________________________        ________________   __________   _____________

                     Email address                                Telephone number
                     _____________________________________        _____________________________________________


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                     7. SPECIAL INSTRUCTIONS


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IAN000064                                  Application - Page 3 of 7                                      1
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                       8. OPTIONAL LIVING BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)
Issue age min/max:
                       Please choose only one from the rider list below:
Ascend      45/80      GLWB RIDERS:
Core Flex   45/80        [ ] MyPath Ascend 2.0 - Single (not available with a death benefit rider)
Summit      55/80        [ ] MyPath Ascend 2.0 - Joint (not available with a death benefit rider)
Value       35/80        [ ] MyPath Core Flex - Single
Plus 90      0/80        [ ] MyPath Core Flex - Joint
                         [ ] MyPath Summit - Single (not available with a death benefit rider)
If selecting a joint     [ ] MyPath Summit - Joint (not available with a death benefit rider)
option on a qualified    [ ] MyPath Value - Single
plan, the spouse         [ ] MyPath Value - Joint
must be the sole
primary beneficiary.   GMAB RIDERS:
                         [ ] SureTrack Plus 90 (not available with a death benefit rider)

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Issue age max:         9. OPTIONAL DEATH BENEFIT RIDERS (ADDITIONAL CHARGES APPLY - SEE PROSPECTUS)

MyPath HA      70      IF YOU ARE ELECTING EITHER THE MYPATH CORE FLEX OR MYPATH VALUE RIDER AND WISH TO ELECT AN
PDB II         75      OPTIONAL DEATH BENEFIT UNDER THE RIDER, YOU MAY SELECT THE OPTION BELOW:
HAV II         75
EEB II         75        [ ] MyPath Highest Anniversary Death Benefit**
PPDB           70
                             ** The corresponding single or joint Death Benefit rider will be added to your contract based on the rider chosen.

                       IF YOU ARE NOT ELECTING A RIDER FROM THE OPTIONAL LIVING BENEFIT RIDERS SECTION, AND WISH TO
                       ELECT AN OPTIONAL DEATH BENEFIT RIDER(S), YOU MAY CHOOSE FROM THE OPTIONS BELOW:

                         [ ] Premier II Death Benefit (PDB II)
                         [ ] Highest Anniversary Value II Death Benefit (HAV II)
                         [ ] Estate Enhancement Benefit II (EEB II)
                         [ ] Premier Protector Death Benefit (PPDB)*

                             * To elect the Premier Protector Death Benefit, both Owner(s) and Annuitant(s) must be able to answer 'No' to both of the following questions:

                               [ ] Yes  [ ] No Are you currently residing in a nursing home or skilled nursing facility?
                               [ ] Yes  [ ] No Are you currently unable to perform, without assistance, one or more of the activities of daily living (bathing, continence, dressing, toileting, eating, and transferring)?

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                       10. STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS
If yes, a State
Replacement            Do you have any existing life insurance or annuity contracts?        [ ] Yes   [ ] No
form is required
to be signed,          Will the contract applied for replace or change an existing life
dated and              insurance or annuity contract? If yes, complete the section below.   [ ] Yes   [ ] No
enclosed with
this application                                              LIFE/          POLICY/CONTRACT         YEAR
for most states.                  COMPANY NAME               ANNUITY              NUMBER            ISSUED
                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------

                       --------------------------------   ------------     -------------------   ------------


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IAN000064                                  Application - Page 4 of 7                                      1
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                  11. PURCHASE PAYMENT METHOD
Minimum
purchase          Approximate amount $____________ Purchase Payment submitted via:
payment is
$10,000.          [ ] Check with Application
                  [ ] Client initiated Rollover
Make checks       [ ] Direct Transfer/Rollover
payable to        [ ] 1035 Exchange
Minnesota Life.   [ ] Non-Qualified Transfer

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                  12. NOTICE TO APPLICANT

                  Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

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                  13. ELECTRONIC PROSPECTUS AUTHORIZATION

                  [ ] Yes   [ ] No If "Yes" is selected, please provide the owner's email address on page one.

                  I would like to receive electronic copies of the variable annuity and/or variable life insurance prospectus(es), privacy policies, underlying fund company prospectus(es) and supplements, underlying fund semiannual and annual reports and supplements rather than paper copies. I understand I will receive a communication directing me to the Minnesota
                  Life internet website address where the documents will be available, be notified when new, updated prospectuses, privacy policies, reports and supplements for contracts become available, and continue to receive my statements in the mail. I understand and acknowledge that I have the ability to access the internet and will need Adobe Acrobat Reader in order to view the documents, am responsible for any subscription fees an internet service provider might charge for internet access, (Minnesota Life does not charge a fee for electronic delivery), may request specific documents in paper form at any time without revoking this consent, and can revoke this consent at any time by calling Minnesota Life's
                  Service Center at 1-800-362-3141 or writing to the address PO Box 64628, St. Paul, MN
                  55164-0628. If I need to correct or change my email address, I will contact Minnesota Life at the previously stated telephone number or mailing address. I also understand that
                  Minnesota Life will rely on my signature as consent to receive all of the above mentioned disclosure documents for all Minnesota Life products currently owned and any purchased in the future, until this consent is revoked.



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                    14. OWNER SIGNATURES

                    I ACKNOWLEDGE THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS. I UNDERSTAND
                    THAT ALL PAYMENTS AND VALUES PROVIDED BY THIS CONTRACT, WHEN BASED UPON THE INVESTMENT
                    EXPERIENCE OF A VARIABLE ANNUITY ACCOUNT, ARE VARIABLE, MAY INCREASE OR DECREASE AND ARE
                    NOT GUARANTEED AS TO DOLLAR AMOUNT.

                    If I am an active duty member of the United States Armed Forces (including active duty military reserve personnel), I confirm that this application was not solicited and/or signed on a military base or installation, and I have received from the registered representative the Military Personnel Financial Services Disclosure for Annuity Sales
                    (form F72467) disclosure required by Section 10 of the Military Personnel Financial
                    Services Protection Act.

                    I/we represent that the statements and answers in this application are full, complete, and true to the best of my/our knowledge and belief. I/we agree that they are to be considered the basis of any contract issued to me/us. I/we have read and agree with the applicable statements. The representative left me/us the original or a copy of the written or printed communications used in this presentation.

                    Contract owner's signature                                                Date
                    X ______________________________________________________________________  ________________

                    Signed in (city)                                                          State
                    ________________________________________________________________________  ________________

                    Joint contract owner's signature, if any                                  Date
                    X ______________________________________________________________________  ________________

                    Signed in (city)                                                          State
                    ________________________________________________________________________  ________________


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                    15. TO BE COMPLETED BY REPRESENTATIVE/AGENT

                    [ ] Yes  [ ] No             Do you have offices in or conduct business in the state of New York?

                    [ ] Yes  [ ] No  [ ] N/A    If yes, I certify I comply with the Minnesota Life Sales Activities
                                                Requirements for Advisors With Offices in or Conduct Business in
                                                New York.


                    By signing this form, I certify that:

                    1. The applicant's Statement Regarding Existing Policies or Annuity Contracts has been answered correctly to the best of my knowledge and belief.

                    2. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief.

                    3. No written sales materials were used other than those furnished by the Home Office.

                    4. I have provided the Owner with all appropriate disclosures including the Variable
                       Buyer's Guide as applicable.

                    5. I believe the information provided by this client is true and accurate to the best of my knowledge and belief.


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All                 Representative/agent name (print)          Representative/agent code
representatives/    _________________________________________  _______________________________   _____________%
agents involved
in this sale        Representative/agent signature
must sign           X _________________________________________________________________________________________
this application.
                    Representative/agent name (print)          Representative/agent code
Representative/     _________________________________________  _______________________________   _____________%
agent split must
total 100%.         Representative/agent signature
                    X _________________________________________________________________________________________

                    Representative/agent name (print)          Representative/agent code
                    _________________________________________  _______________________________   _____________%

                    Representative/agent signature
                    X _________________________________________________________________________________________


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                    16. TO BE COMPLETED BY BROKER - DEALER (IF APPLICABLE)

                    Broker - dealer name
                    __________________________________________________________________________________________

                    Signature of authorized dealer                                             Date
                    X _______________________________________________________________________  _______________

                    Principal signature                                                        Date
                    X _______________________________________________________________________  _______________

                    Special note
                    __________________________________________________________________________________________


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